                                                                     EXHIBIT 4.8



                                 AMENDMENT NO. 5
                                       TO
                           LETTER OF CREDIT AGREEMENT

         THIS AMENDMENT NO. 5 TO LETTER OF CREDIT AGREEMENT, dated as of October 19, 1999, between and among Avondale Mills, Inc., an Alabama corporation (the "Company"), Avondale Incorporated, a Georgia Corporation, formerly known as Walton Monroe Mills, Inc. (the "Parent"), and SunTrust Bank, Atlanta, Georgia, a state banking corporation organized and existing under the laws of the State of Georgia (the "Bank");

                                   WITNESSETH:

         WHEREAS, The Lee County Industrial Facilities and Pollution Control Financing Authority (the "Issuer") has heretofore issued $5,000,000 in aggregate principal amount of The Lee County Industrial Facilities and Pollution Control Financing Authority Refunding Revenue Bonds (Avondale Mills, Inc. Project), Series 1989 (the "Bonds"), for the purpose of refunding certain industrial development revenue bonds previously issued by the Issuer to finance certain yarn and textile products manufacturing facilities in Lee County, North Carolina, for the benefit of the Company; and

         WHEREAS, the Bank originally issued its irrevocable Letter of Credit No. SB52403, dated July 13,1989, as amended and reissued, (the "Letter of Credit"), in connection with the issuance of the Bonds, pursuant to the terms of a Letter of Credit Agreement, dated as of June 1, 1989, (as heretofore or hereafter amended, the "Letter of Credit Agreement"), between the Company and the Bank; and

         WHEREAS, the Parent merged, effective August 27, 1993, with the AM Acquisition, Inc., and, in connection therewith, changed its name from Walton Monroe Mills, Inc. to Avondale Incorporated, and the Parent now owns 100% of the outstanding capital stock of the Company; and

         WHEREAS, in connection with such merger, the Parent became a joint and several obligor with the Company under the Letter of Credit Agreement, as more fully described in that certain Amendment No. 2 to the Letter of Credit Agreement, dated as of August 27, 1993, by and among the Parent, the Company and the Bank, entered into in connection therewith; and

         WHEREAS, the Parent, the Company and the Bank have determined that it would be desirable to amend certain definitions contained in the Letter of Credit Agreement; and

         WHEREAS, Section 11A of the Letter of Credit Agreement provides that an amendment of the Letter of Credit Agreement shall require the written consent of the Bank;

         NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parent, the Company and the Bank hereby agree as follows:

         Section 1. Definitions. Effective August 27, 1999, Paragraph 9A of the Letter of Credit Agreement is hereby amended by deleting the definition of "Cash Flow" in its entirety and substituting in lieu thereof the following definition:

         "Cash Flow" means Consolidated Net Income, plus (i) Net Interest Expense (including interest on the Subordinated Debt), plus (ii) income taxes, plus (iii) depreciation, plus (iv) amortization, plus or minus, as the case may be, (v) LIFO Adjustments and plus (vi) the amount of any non-cash write-offs of obsolete or surplus equipment, spare parts or real property, up to but not in excess of $10,000,000 during any period of 4 consecutive Fiscal Quarters.

         Section 2. Letter of Credit Agreement Ratified and Confirmed. Except as provided above, all other terms and provisions of the Letter of Credit Agreement are hereby ratified and confirmed in each respect.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 5 to the Credit Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first above written.

                                                   SUNTRUST BANK, ATLANTA

[CORPORATE SEAL]
                                                   By:   \s\ David C. Meek
                                                         ---------------------
                                                   Title:  Manager Director

                                                   AVONDALE MILLS, INC.

[CORPORATE SEAL]
                                                   By:  \s\ Jack R. Altherr, Jr.
                                                       -------------------------
                                                   Title: Vice Chairman & CFO

ATTEST:

By:  \s\ Shere E. McBryde
     --------------------
Title: Assistant Secretary

                                                  AVONDALE INCORPORATED.

[CORPORATE SEAL]
                                                  By:  \s\ Jack R. Altherr, Jr.
                                                       ------------------------
                                                  Title:  Vice Chairman & CFO

ATTEST:

By:  \s\  Shere E. McBryde
     ---------------------
Title:  Assistant Secretary

                                 AMENDMENT NO. 5
                                       TO
                           LETTER OF CREDIT AGREEMENT

         THIS AMENDMENT NO. 5 TO LETTER OF CREDIT AGREEMENT, dated as of October 19, 1999, between and among Avondale Mills, Inc., an Alabama corporation (the "Company"), Avondale Incorporated, a Georgia Corporation, formerly known as Walton Monroe Mills, Inc. (the "Parent"), and SunTrust Bank, Atlanta, Georgia, a state banking corporation organized and existing under the laws of the State of Georgia (the "Bank");

                                   WITNESSETH:

         WHEREAS, the City of Walhalla, South Carolina (the "Issuer") has heretofore issued $5,000,000 in aggregate principal amount of the City of Walhalla, South Carolina Refunding Revenue Bonds (Avondale Mills, Inc. Project), Series 1990 (the "Bonds"), for the purpose of refunding certain industrial development revenue bonds previously issued by the Issuer to finance the acquisition, construction and equipping of certain textile plant facilities and certain machinery, equipment and related personal property located in the City of Walhalla, South Carolina for the benefit of the Company; and

         WHEREAS, the Bank originally issued its irrevocable Letter of Credit No. SB52927, dated December 20, 1990, as amended and reissued, (the "Letter of Credit"), in connection with the issuance of the Bonds, pursuant to the terms of a Letter of Credit Agreement, dated as of December 1, 1990, (as heretofore or hereafter amended, the "Letter of Credit Agreement"), between the Company and the Bank; and

         WHEREAS, the Parent merged, effective August 27, 1993, with AM Acquisition, Inc., and, in connection therewith, changed its name from Walton Monroe Mills, Inc. to Avondale Incorporated, and the Parent now owns 100% of the outstanding capital stock of the Company; and

         WHEREAS, in connection with such merger, the Parent became a joint and several obligor with the Company under the Letter of Credit Agreement, as more fully described in that certain Amendment No. 2 to the Letter of Credit Agreement, dated as of August 27, 1993, by and among the Parent, the Company and the Bank, entered into in connection therewith; and

         WHEREAS, the Parent, the Company and the Bank have determined that it would be desirable to amend certain definitions contained in the Letter of Credit Agreement; and

         WHEREAS, Section 11A of the Letter of Credit Agreement provides that an amendment of the Letter of Credit Agreement shall require the written consent of the Bank;

         NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parent, the Company and the Bank hereby agree as follows:

         Section 1. Definitions. Effective August 27, 1999, Paragraph 9A of the Letter of Credit Agreement is hereby amended by deleting the definition of "Cash Flow" in its entirety and substituting in lieu thereof the following definition:

         "Cash Flow" means Consolidated Net Income, plus (i) Net Interest Expense (including interest on the Subordinated Debt), plus (ii) income taxes, plus (iii) depreciation, plus (iv) amortization, plus or minus, as the case may be, (v) LIFO Adjustments and plus (vi) the amount of any non-cash write-offs of obsolete or surplus equipment, spare parts or real property, up to but not in excess of $10,000,000 during any period of 4 consecutive Fiscal Quarters.

         Section 2. Letter of Credit Agreement Ratified and Confirmed. Except as provided above, all other terms and provisions of the Letter of Credit Agreement are hereby ratified and confirmed in each respect.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 5 to the Credit Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first above written.

                                                    SUNTRUST BANK, ATLANTA

[CORPORATE SEAL]
                                                    By: \s\ David C. Meek
                                                        ----------------------
                                                    Title: Manager Director

                                                   AVONDALE MILLS, INC.

[CORPORATE SEAL]
                                                   By: \s\ Jack R. Altherr, Jr.
                                                       -------------------------
                                                   Title: Vice Chairman & CFO

ATTEST:

By: \s\ Shere E. McBryde
   ---------------------
Title: Assistant Secretary

                                                AVONDALE INCORPORATED.

[CORPORATE SEAL]
                                                By: \s\ Jack R. Altherr, Jr.
                                                    ---------------------------
                                                Title: Vice Chairman & CFO

ATTEST:

By: \s\ Shere E. McBryde
   ---------------------
Title: Assistant Secretary

                                 AMENDMENT NO. 5
                                       TO
                           LETTER OF CREDIT AGREEMENT

         THIS AMENDMENT NO. 5 TO LETTER OF CREDIT AGREEMENT, dated as of October 19, 1999, between and among Avondale Mills, Inc., an Alabama corporation (the "Company"), Avondale Incorporated, a Georgia Corporation, formerly known as Walton Monroe Mills, Inc. (the "Parent"), and SunTrust Bank, Atlanta, Georgia, a state banking corporation organized and existing under the laws of the State of Georgia (the "Bank");

                                   WITNESSETH:

         WHEREAS, The Industrial Development Board of the Town of Bon Air (the "Issuer") has heretofore issued $3,000,000 in aggregate principal amount of The Industrial Development Board of the Town of Bon Air Refunding Revenue Bonds (Avondale Mills, Inc. Project), Series 1992 (the "Bonds"), for the purpose of refunding certain industrial development revenue bonds previously issued by the Issuer to finance the construction of certain improvements to the Company's existing yarn manufacturing facility located in Bon Air, Alabama and for the acquisition and installation therein of certain machinery and equipment, for the benefit of the Company; and

         WHEREAS, the Bank originally issued its irrevocable Letter of Credit No. SB53527, dated April 23, 1992, as amended or reissued, (the "Letter of Credit"), in connection with the issuance of the Bonds, pursuant to the terms of a Letter of Credit Agreement, dated as of April 1, 1992, (as heretofore or hereafter amended, the "Letter of Credit Agreement"), between the Company and the Bank; and

         WHEREAS, the Parent merged, effective August 27, 1993, with AM Acquisition, Inc., and, in connection therewith, changed its name from Walton Monroe Mills, Inc. to Avondale Incorporated, and the Parent now owns 100% of the outstanding capital stock of the Company; and

         WHEREAS, in connection with such merger, the Parent became a joint and several obligor with the Company under the Letter of Credit Agreement, as more fully described in that certain Amendment No. 2 to the Letter of Credit Agreement, dated as of August 27, 1993, by and among the Parent, the Company and the Bank, entered into in connection therewith; and

         WHEREAS, the Parent, the Company and the Bank have determined that it would be desirable to amend certain definitions contained in the Letter of Credit Agreement; and

         WHEREAS, Section 11A of the Letter of Credit Agreement provides that an amendment of the Letter of Credit Agreement shall require the written consent of the Bank;

         NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parent, the Company and the Bank hereby agree as follows:

         Section 1. Definitions. Effective August 27, 1999, Paragraph 9A of the Letter of Credit Agreement is hereby amended by deleting the definition of "Cash Flow" in its entirety and substituting in lieu thereof the following definition:

         "Cash Flow" means Consolidated Net Income, plus (i) Net Interest Expense (including interest on the Subordinated Debt), plus (ii) income taxes, plus (iii) depreciation, plus (iv) amortization, plus or minus, as the case may be, (v) LIFO Adjustments and plus (vi) the amount of any non-cash write-offs of obsolete or surplus equipment, spare parts or real property, up to but not in excess of $10,000,000 during any period of 4 consecutive Fiscal Quarters.

         Section 2. Letter of Credit Agreement Ratified and Confirmed. Except as provided above, all other terms and provisions of the Letter of Credit Agreement are hereby ratified and confirmed in each respect.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 5 to the Credit Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first above written.

                                                 SUNTRUST BANK, ATLANTA

[CORPORATE SEAL]
                                                 By: \s\ David C. Meek
                                                     -------------------------
                                                 Title: Manager Director

                                                 AVONDALE MILLS, INC.

[CORPORATE SEAL]
                                                 By: \s\ Jack R. Altherr, Jr.
                                                     -------------------------
                                                 Title: Vice Chairman & CFO

ATTEST:

By:\s\ Shere E. McBryde
   ---------------------
Title: Assistant Secretary

                                                 AVONDALE INCORPORATED.

[CORPORATE SEAL]
                                                 By: \s\ Jack R. Altherr, Jr.
                                                     -------------------------
                                                 Title: Vice Chairman & CFO

ATTEST:

By:\s\ Shere E. McBryde
   --------------------
Title: Assistant Secretary

                                 AMENDMENT NO. 4
                                       TO
                           LETTER OF CREDIT AGREEMENT

         THIS AMENDMENT NO. 4 TO LETTER OF CREDIT AGREEMENT, dated as of October 19, 1999, between and among Avondale Mills, Inc., an Alabama corporation (the "Company"), Avondale Incorporated, a Georgia Corporation, formerly known as Walton Monroe Mills, Inc. (the "Parent"), and SunTrust Bank, Atlanta, Georgia, a state banking corporation organized and existing under the laws of the State of Georgia (the "Bank");

                                   WITNESSETH:

         WHEREAS, Development Authority of Walton County (the "Issuer") has heretofore issued $4,000,000 in original principal amount of Development Authority of Walton County Industrial Development Revenue Bonds (Walton Monroe Mills, Inc. Project), Series 1992A and $2,000,000 in original principal amount Development Authority of Walton County Industrial Revenue Refunding Bonds (Walton Monroe Mills, Inc. Project), Series 1992B (collectively, the "Bonds"), for the benefit of Walton Monroe Mills, Inc.; and

         WHEREAS, the Bank originally issued its irrevocable Letter of Credit No. SB53583, dated June 11, 1992, as amended or reissued, (the "Letter of Credit"), in connection with the issuance of the Bonds, pursuant to the terms of a Letter of Credit Agreement, dated as of June 1, 1992, (as heretofore or hereafter amended, the "Letter of Credit Agreement"), between the Bank and Walton Monroe Mills, Inc.; and

         WHEREAS, the Parent merged, effective August 27, 1993, with the AM Acquisition, Inc., and, in connection therewith, changed its name from Walton Monroe Mills, Inc. to Avondale Incorporated, and the Parent now owns 100% of the outstanding capital stock of the Company; and

         WHEREAS, in connection with such merger, the Parent, the Company and the Bank, (in various capacities), entered into an Assignment and Assumption Agreement, dated as August 27, 1993 (the "Assumption Agreement"), pursuant to the terms of which the Parent assigned to the Company, and the Company assumed from the Parent, all right, title and interest of the Parent in, to and under certain Bond Documents more fully described in the Assumption Agreement, including, without limitation, the Letter of Credit Agreement, subject to the requirement that the Parent remain absolutely, irrevocably and unconditionally liable, jointly and severally with the Company, under the Bond Documents, all as more fully described in the Assumption Agreement and in that certain Amendment No. 1 to the Letter of Credit Agreement, dated as of August 27, 1993, by and among the Parent, the Company and the Bank, entered into in connection therewith; and

         WHEREAS, the Parent, the Company and the Bank have determined that it would be desirable to amend certain definitions contained in the Letter of Credit Agreement; and

         WHEREAS, Section 11A of the Letter of Credit Agreement provides that an amendment of the Letter of Credit Agreement shall require the written consent of the Bank;

         NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parent, the Company and the Bank hereby agree as follows:


         Section 1. Definitions. Effective August 27, 1999, Paragraph 9A of the Letter of Credit Agreement is hereby amended by deleting the definition of "Cash Flow" in its entirety and substituting in lieu thereof the following definition:

         "Cash Flow" means Consolidated Net Income, plus (i) Net Interest Expense (including interest on the Subordinated Debt), plus (ii) income taxes, plus (iii) depreciation, plus (iv) amortization, plus or minus, as the case may be, (v) LIFO Adjustments and plus (vi) the amount of any non-cash write-offs of obsolete or surplus equipment, spare parts or real property, up to but not in excess of $10,000,000 during any period of 4 consecutive Fiscal Quarters.

         Section 2. Letter of Credit Agreement Ratified and Confirmed. Except as provided above, all other terms and provisions of the Letter of Credit Agreement are hereby ratified and confirmed in each respect.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 4 to the Credit Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first above written.

                                                   SUNTRUST BANK, ATLANTA

[CORPORATE SEAL]
                                                   By: \s\ David C. Meek
                                                       ------------------------
                                                   Title:  Manager Director

                                                   AVONDALE MILLS, INC.

[CORPORATE SEAL]
                                                   By: \s\ Jack R. Altherr, Jr.
                                                       ------------------------
                                                   Title: Vice Chairman & CFO

ATTEST:

By: \s\ Shere E. McBryde
    --------------------
Title: Assistant Secretary

                                                   AVONDALE INCORPORATED.

[CORPORATE SEAL]
                                                   By: \s\ Jack R. Altherr, Jr.
                                                       ------------------------
                                                   Title: Vice Chairman & CFO

ATTEST:

By: \s\ Shere E. McBryde
    --------------------
Title: Assistant Secretary